IMPAIRMENT	12 Months Ended
Dec. 31, 2023
IMPAIRMENT
IMPAIRMENT

24.IMPAIRMENT

Impairment of Long Lived Assets

Recoverable amounts are determined on the basis of fair value less costs to dispose (“FVLCD") and are calculated by discounting the estimated future net cash flows of the respective mines and certain exploration projects within the respective CGUs. Certain mineralization outside of the discounted cashflow models is calculated by reference to comparable market transactions. The discounted cash flow approach uses significant unobservable inputs and is therefore considered a Level 3 fair value measurement under the fair value hierarchy. The key assumptions used in this assessment are consistent with the Company’s testing of goodwill impairment, as listed below.

Pinos Altos

In the fourth quarter of 2023, the Company determined that there was an indicator of impairment at the Pinos Altos CGU primarily due to an increase in its carrying value, increasing costs due to inflation, additional ground support required at the underground mine and the strengthening of the Mexican peso. The recoverable amount was calculated to be less than the carrying amount and an impairment loss of $112.0 million ($73.4 million net of tax) was recognized against the property, plant and mine development costs. After giving effect to the impairment, the carrying value of the Pinos Altos CGU was $299.5 million, as at December 31, 2023.

La India

In the fourth quarter of 2022, the Company determined that there was an indicator of impairment at the La India CGU primarily due to the depletion of the mineral reserves and resources as the project nears the end of its life, combined with rising input costs due to inflationary pressures and higher estimated costs to build and operate adjacent exploration projects. As at December 31, 2022, an impairment of $55.0 million ($52.7 million net of tax) was recognized on the property, plant and mine development costs at the La India CGU. After giving effect to the impairment, the carrying value of the La India CGU was $134.3 million, as at December 31, 2022.

Goodwill impairment tests

In the fourth quarter of 2023, the Company performed the annual goodwill impairment test as required by IAS 36. The estimated recoverable amount of each CGU was calculated under the FVLCD basis and compared to the carrying amount. The estimated recoverable amounts were calculated by discounting the estimated future net cash flows over the estimated life of the mine and, in certain circumstances, by reference to comparable market transactions.

Macassa

The recoverable amount as at December 31, 2023 for the Macassa CGU was calculated to be less than the carrying amount primarily due to an increase in its carrying value. As at December 31, 2023, an impairment loss of $675.0 million ($594.0 million net of tax) was recognized, of which $420.9 million was recognized against goodwill and $254.1 million ($173.2 million net of tax) was recognized against property, plant and mine development costs. After giving effect to the impairment, the carrying value of the Macassa CGU was $1,595.3 million, as at December 31, 2023.

24.IMPAIRMENT (Continued)

Key Assumptions

The determination of the recoverable amount within level 3 of the fair value hierarchy, includes the following key applicable assumptions:

●	Discount rates were based on each asset group’s weighted average cost of capital (“WACC”), of which the two main components are the cost of equity and the after-tax cost of debt. Cost of equity was calculated based on the capital asset pricing model, incorporating the risk-free rate of return based on local government marketable bond yields as at the valuation date, the Company’s beta coefficient adjustment to the market equity risk premium based on the volatility of the Company’s return in relation to that of a comparable market portfolio, plus a size premium and Company-specific risk factors for each mine or project. Cost of debt was determined by applying an appropriate market indication of the Company’s borrowing capabilities and the corporate income tax rate applicable to each asset group’s jurisdiction;
●	Gold price estimates were determined using forecasts of future prices prepared by industry analysts, which were available as at or close to the valuation date;
●	Foreign exchange estimates are based on a combination of currency forward curves and estimates that reflect the outlooks of major global financial institutions;
●	Estimated production levels, and future operating and capital costs are based on detailed life of mine plans and also take into account management’s expected development plans;
●	Estimates of the fair value attributable to mineralization in excess of life of mine plans are based on various assumptions, including determination of the appropriate valuation method for mineralization and ascribing anticipated economics to mineralization in cases where only limited economic study has been completed; and
●	Market participants may utilize a net asset value (“NAV”) multiple when companies trade at a market capitalization greater than the net present value (“NPV”) of their expected cash flows. The NAV multiple takes into account a variety of additional value factors such as the exploration potential of the mineral property to find and produce more metal than what is currently included in the LOM plan or reserve and resource estimates and the benefit of gold price optionality. The Company applied NAV multiples to the NPV of CGU’s that it judged to be appropriate.

The range of key assumptions used in the impairment tests are summarized as set out below:

	As at December 31,
	2023	2022
Gold price per oz	$1,750 - $1,950	$1,700 - $1,800
WACC	6.3% - 8.9%	5.8% - 9.7%
NAV multiple	1.00x - 1.66x	1.06x - 1.21x
Foreign exchange rates	US$0.77:C$1.00 to US$0.80:C$1.00	US$0.75:C$1.00 to US$0.80:C$1.00
Inflation	2.0%	2.0%